Note 13 - Investments in Non-consolidated Companies	12 Months Ended
Dec. 31, 2022
Disclosure of unconsolidated structured entities [abstract]
Note 13 - Investments in Non-consolidated Companies

13        Investments in non-consolidated companies

	Year ended December 31,
	2022	2021
At the beginning of the year	1,383,774	957,352
Translation differences	7,336	(11,085)
Equity in earnings of non-consolidated companies	242,743	512,591
Impairment loss in non-consolidated companies (*)	(34,041)	-
Dividends and distributions declared (**)	(64,189)	(78,926)
Increase in equity reserves and others	5,023	3,842
At the end of the year	1,540,646	1,383,774

(*) Includes an impairment of $19.1 million related to the investment in Usiminas and $14.9 million related to the joint venture with PAO Severstal (“Severstal”). For more information see note 36.

(**) Related to Ternium and Usiminas. During 2022 and 2021 $66.2 million and$75.9 million respectively were collected.

The principal non-consolidated companies are:

		% ownership at December 31,		Book value at December 31,
Company	Country of incorporation	2022	2021	2022	2021
a) Ternium (*)	Luxembourg	11.46%	11.46%	1,363,607	1,210,206
b) Usiminas (**)	Brazil	3.07%	3.07%	109,534	103,106
c) Techgen	Mexico	22.00%	22.00%	41,506	29,397
d) Global Pipe Company	Saudi Arabia	35.00%	35.00%	23,022	21,523
Others				2,977	19,542
				1,540,646	1,383,774

(*) Including treasury shares.

(**)  At December 31,2022 and 2021the voting rights were 5.19%.

a) Ternium

Ternium is a steel producer with production facilities in Mexico, Brazil, Argentina, Colombia, the Southern United States and Central America and is one of Tenaris’s main suppliers of round steel bars and flat steel products for its pipes business.

At December 31, 2022, the closing price of Ternium’s ADSs as quoted on the New York Stock Exchange was $30.56 per ADS, giving Tenaris’s ownership stake a market value of approximately $702 million. At December 31, 2022, the carrying value of Tenaris’s ownership stake in Ternium, based on Ternium’s IFRS Financial Statements, was approximately $1,363.6 million. The Company reviews its participation in Ternium whenever events or circumstances indicate that the asset’s carrying amount may not be recoverable. As of December 31, 2022, the Company concluded that the carrying amount does not exceed the recoverable value of the investment.

Summarized selected financial information of Ternium, including the aggregated amounts of assets, liabilities, revenues and profit or loss is as follows:

	Ternium
	2022	2021
Non-current assets	8,647,510	8,491,363
Current assets	8,844,038	8,606,544
Total assets	17,491,548	17,097,907
Non-current liabilities	1,506,325	1,649,105
Current liabilities	2,216,832	3,213,764
Total liabilities	3,723,157	4,862,869
Total equity	13,768,391	12,235,038
Non-controlling interests	1,922,434	1,700,019

Revenues	16,414,466	16,090,744
Gross profit	3,927,184	6,195,674
Net income for the year attributable to owners of the parent	1,767,516	3,825,068

b) Usiminas

Usiminas is a Brazilian producer of high quality flat steel products used in the energy, automotive and other industries.

As of December 31, 2022, the closing price of the Usiminas’ ordinary and preferred shares, as quoted on the B3 - Brasil Bolsa Balcão S.A, was BRL7.41 ($1.42) and BRL7.16 ($1.37), respectively, giving Tenaris’s ownership stake a market value of approximately $53.6 million. As of that date, the carrying value of Tenaris’s ownership stake in Usiminas was approximately $109.5 million.

For the year ended December 31, 2022, the Company conducted an impairment test and - mainly due to the lower expectations of steel demand and market steel prices, together with a worsened global macroeconomic situation that derived in the increase in discount rates - wrote down its investment in Usiminas by $19.1 million. The value-in-use was used to determine the recoverable value. Value-in-use was calculated discounting the estimated cash flows over a five-year period based on forecasts approved by management. For the subsequent years beyond the five-year period, a terminal value was calculated based on perpetuity considering a nominal growth rate of 2%. The discount rate used for such test was 13.5% and is based on the respective WACC, which is considered to be a good indicator of capital cost. The main factors that could result in additional impairment charges in future periods would be an increase of the discount rate, or a deterioration of the macroeconomic situation, steel demand and prices. Management has considered and assessed reasonably possible changes in the key assumptions and has not identified any instances that could give rise to an additional material impairment charge over its investment in Usiminas.

Summarized selected financial information of Usiminas, including the aggregated amounts of assets, liabilities, revenues and profit or loss is as follows:

	Usiminas
	2022	2021
Non-current assets	3,764,453	3,491,103
Current assets	3,901,844	3,583,814
Total assets	7,666,297	7,074,917
Non-current liabilities	1,671,249	1,575,321
Current liabilities	1,033,524	1,134,663
Total liabilities	2,704,773	2,709,984
Total equity	4,961,524	4,364,933
Non-controlling interests	523,741	467,551

Revenues	6,296,964	6,269,569
Gross profit	1,110,439	2,101,336
Net income for the year attributable to owners of the parent	319,979	1,687,682

c) Techgen

Techgen is a Mexican company that operates a natural gas-fired combined cycle electric power plant in the Pesquería area of the State of Nuevo León, Mexico, with a power capacity of 900 megawatts. As of December 31, 2022, Tenaris held 22% of Techgen’s share capital, and its affiliates, Ternium and Tecpetrol (both controlled by San Faustin), held 48% and 30% respectively.As of December 31, 2022, the carrying value of Tenaris’s ownership stake in Techgen was approximately $41.5 million.

Techgen entered into certain transportation capacity agreements, equipment and other services related to the equipment, and an agreement for the purchase of clean energy certificates. As of December 31, 2022, Tenaris’s exposure under these agreements amounted to $42.5 million, $0.9 million and $17.2million respectively.

Techgen’s sponsors granted certain subordinated loans to Techgen. As of December 31, 2022, the aggregate outstanding principal amount under these subordinated loans was $264.2 million, of which $58.1 million correspond to Tenaris’s contribution.

On February 13, 2019, Techgen entered into a $640 million syndicated loan agreement with several banks to refinance an existing loan, resulting in the release of certain corporate guarantees previously issued by Techgen’s shareholders to secure the replaced facility.

The existing syndicated loan agreement is “non-recourse” on the sponsors. Techgen’s obligations thereunder are guaranteed by a Mexican security trust (covering shares, assets, accounts and contract rights), account pledges and certain direct agreements –customary for these type of transactions–. The commercial terms and conditions governing the purchase by the Company’s Mexican subsidiary, Tamsa, of 22% of the energy generated by Techgen remain substantially unchanged.

Under the loan agreement, Techgen is committed to maintain a debt service reserve account covering debt service becoming due during two consecutive quarters; such account is funded by stand-by letters of credit issued for the account of Techgen’s sponsors in proportion to their respective participations in Techgen. Accordingly, the Company applied for stand-by letters of credit covering 22% of the debt service coverage ratio, which as of December 31, 2022, amounted to $10.3 million.

d)       GPC

GPC is a Saudi-German joint venture, established in 2010 and located in Jubail, Saudi Arabia, which manufactures LSAW pipes. Tenaris, through its subsidiary SSPC, currently owns 35% of the share capital of GPC. As of December 31, 2022, the carrying value of Tenaris’s ownership stake in GPC was approximately $23 million.

SSPC and the other three owners of GPC have issued corporate guarantees to secure repayment of loan agreements entered into by GPC, with the Saudi Investment Development Fund, the Saudi British Bank, the National Commercial Bank and Banque Saudi Fransi to finance GPC’s capital expenditures and working capital. As of December 31, 2022, SSPC’s exposure under the guarantees amounted to $84 million.

In December 2022, EEW, a German company that owns another 35% interest in GPC, expressed its intention to sell its entire interest in GPC for a cash amount of $9.9 million and a release of EEW’s corporate guarantees with respect to GPC’s debt. SSPC and another shareholder that owns a 20% interest in GPC exercised their respective rights of first refusal. Each such acquisition is subject to customary conditions, including competition clearance and bank consents. If both acquisitions are consummated, SSPC will acquire a 22.3% additional interest in GPC (thus totaling a 57.3% interest) and will assume a portion of EEW’s corporate guarantees (so that SSPC’s exposure under the guarantees will increase to $137.5 million based on debt amounts as of December 31, 2022).